SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities exchange Act of 1934





          Date of Report (Date of Earliest Event reported): May 8, 2003


                      Biometrics Security Technology, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                     0-223141              04-3089539
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    (State or other jurisdiction       (Commission File        (IRS Employer
          or incorporation)                 Number)         Identification No.)



             1900 Corporate Blvd., Suite 305W, Boca Raton, FL 33431
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including are code (561) 241-9921
                                                          --------------



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
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         The Company announced that it is working diligently with its new corporate securities counsel and its accountants to compile current and historical due diligence items, including the completion of its current financial audit, required to prepare and file its report on Form 10-KSB for the period ended December 31, 2002. Such report will be filed as soon as possible.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOMETRICS SECURITY TECHNOLOGY, INC.



                                            By: /s/ Laurence S. Isaacson
                                                --------------------------------
                                                Laurence S. Isaacson, President

Dated: May 8, 2003


























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